UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21120

Conestoga Funds

(Exact name of registrant as specified in charter)

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

 (Address of principal executive offices)

(Zip code)

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

 (Name and address of agent for service)

With Copy To:

Carl Frischling, Esq.

Kramer Levin Naftalis & Frankel LLP

919 Third Avenue

New York, NY 10022

Registrant's telephone number, including area code: (800) 320-7790

Date of fiscal year end: September 30

Date of reporting period: March 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

CONESTOGA

SMALL CAP FUND

M a n a g e d   B y

SEMI-ANNUAL REPORT

March 31, 2009

(Unaudited)

May 29, 2009

Dear Fellow Shareholders,

U.S. Equities spent most of the fourth quarter of 2008 and first quarter of 2009 in a downward spiral, but finished the six-month period with a powerful rally beginning March 9th.  From the period from March 9th to the end of the quarter, the Russell 2000 rose over 23% and the S&P 500 rose over 18%.  The turnaround began with news that Citigroup Inc. (C) was profitable in the first two months of the year, rumors that the Federal Reserve would address illiquid assets, and that the SEC may reinstate the uptick rule.  The rally offset some of the recent losses, but stocks posted negative total returns for the six-month period ended March 31, 2009.  Despite the challenging market environment, the Conestoga Capital Small Cap Fund was able to modestly outperform the comparable Russell indices.  Performance for the trailing periods to inception are given below:

Table 1: Annualized Returns vs. Russell Indices

	1Q 09	1 Year	3 Years	5 Years	Since Inception (10-1-02)
Conestoga Small Cap Fund	-7.96%	-27.15%	-11.85%	-1.38%	4.79%
Russell 2000 Index	-14.95%	-37.50%	-16.80%	-5.24%	3.48%
Russell 2000 Growth	-9.74%	-36.36%	-16.20%	-5.37%	3.65%

Performance Review

In each semi-annual and annual report, we typically review of performance attribution and the impact of our sector and stock selection decisions relative to the benchmark.  And while that attribution for this period would reveal outperformance due to both sector and stock selection, we believe the Fund’s relative outperformance since the market decline began in mid-2007 would be more aptly attributed to three factors that we seek in all of our companies: (1) high Returns on Equity (ROE); (2) low Debt to Capitalization; and (3) sustainable long-term revenue/earnings growth.  These three factors are usually found in companies that are able to self-finance their growth, as opposed to relying on debt (leverage) to increase their shareholder’s returns.  Reviewing small cap stock performance in 2008, the first and second of these characteristics clearly benefitted the Fund, as less-leveraged companies outperformed highly-leveraged companies. Additionally, companies with higher ROE declined less than companies with lower ROE and those with no earnings.  Leverage allows companies with lower ROEs to achieve very respectable returns in bull markets, but can bankrupt the business during periods of economic stress.  To quote Warren Buffett, “When the tide goes out, we all see who was swimming naked!”  Finally, regardless of economic environment, we focus on companies that have sustainable long-term growth trends, and we believe this benefitted performance for the year.  In our Annual Letter of November 29, 2007, we reviewed the Fund’s ROE and low debt to capitalization levels as factors we believed would provide some protection in the event of economic weakness, and we take some comfort that during this very difficult period the strategy has been able to outperform thanks to these investment criteria.

At Conestoga, we try to find companies that offer a unique service and/product that have significant competitive advantages.  While our companies may not have as much leverage in times of economic stability, their products bring real value to their customers.  As a result, the companies will be able to survive and perhaps thrive during this economic downturn.  It is our belief that great companies continue to invest in salespeople, research and development, and new products so that they are well positioned when the economy rebounds, taking market share from the marginal competitors that have neither the resources nor long-term perspective.  An example within the Fund that comes to mind is Simpson Manufacturing Inc. (SSD).  Led by Barclay Simpson, SSD is a manufacturer of structural connectors for residential homes that operates its business more like a private company.  Management is focused on long-term results, not just the next quarter’s profits.  Companies that we select for the Fund also have strong balance sheets, so they can take advantage of selective acquisitions.  As an example, Rollins Inc. (ROL) did exactly this in March 2008 when it acquired the pest control of division of distressed home builder Centex.

Investment Outlook

After ten very challenging years, investors now face the future with numerous uncertainties in the years ahead.  At the root of almost every question is the depth and length of the current recession: Will the economy begin to recover this year or will this be a more prolonged economic downturn similar to the 1930s? Forecasting when the global economy will recover and return to growth is nigh impossible.  However, we believe the following are likely to result. First, we believe that government regulation over both banks and investment firms will increase in the years to come.  The impact of increased regulation on the banking sector should have a meaningful impact on how credit is allocated in the economy. The years of easy credit that existed over the past two decades are likely to end. Companies, individuals and governments will (eventually) have to manage their balance sheets more conservatively.  The impact of regulation on investment firms will also alter the investment landscape.  Second, we also believe that many of the rules governing short sales will revert to those guidelines in place before this decade (e.g., become more stringent).  This should impact many hedge funds, especially when combined with the decreased amount of credit available to lever their strategies, as was common in the past.

While any investor is disappointed in the lack of return that equity markets have offered over the past decade, an objective look at the current markets can offer some glimmers of hope.  At the macroeconomic level, one signal of potential opportunity can be observed in the dividend yield on the S&P 500.  The yield on that group of stocks exceeded the yield on long-term Treasury bonds during the first quarter of 2009, which implies stock investors were being offered an equivalent yield as bond investors, and any capital appreciation by stocks thrown in gratis.  This last occurred in 1958, prior to the beginning of an extended period of strong equity returns.  Also, the actions by the U.S. Treasury and the Federal Reserve are starting to positively impact the credit markets. We have seen a dramatic reduction in widely watched key rates such as 3-Month Libor which has dropped significantly from the peak levels in November of 2008  Likewise, the TED-spread, an indicator of perceived credit risk in the economy, has also declined dramatically.  The improvements in the credit market should contribute to the stabilization of the general US economy.

The market will not ring a bell alerting us to the start of a recovery in stock prices.  Despite the sharp rally since March 9th, we believe the eventual recovery for stocks will be more slow-paced, marked by backing and filling.  This, opposed to a V-shaped recovery as occurred in 2003.  We further expect that the decreased availability of easy credit, increased regulation, and jaded investor psyches will extend the trend of outperformance for high quality companies such as those meeting Conestoga’s investment criteria.  Ending on a positive note, we also believe that the coming decade will reward investors in equities, as the return potential offered from today’s lower stock prices is more reasonably attained by companies with sustainable growth, strong balance sheets, and capable management teams.  We at Conestoga are steadfast in our commitment to discover, research, and invest in these types of growth-oriented companies for the Fund.

The Impact of the Market Decline on Conestoga Capital Advisors

Given that no business is immune to the economic cycle or market decline, we find it appropriate to share with you the impact of the market on our firm.  We are pleased to report that the Conestoga Capital Advisors is in solid financial shape and growing our client base.  At March 31, 2009, the firm’s assets under management (AUM) were $217.5 million, down from the year-ago total of $259.6 million.  The firm experienced has continued to experience positive net flows from new and existing clients, especially into the Conestoga Capital Small Cap Fund.  In 2008, the Fund experienced net inflow of $15 million, and in the first quarter of 2009, the Fund experienced net inflow of $8 million.  Conestoga Capital Advisors remains 100% employee-owned with no debt, factors which give us the financial strength to weather a challenging market.  We continue to invest in the research, portfolio management and client service tools that are critical to our firm’s success.

The firm did have two additions and two departures during the past six months.  In December 2008, the firm brought in two experienced portfolio managers/research analysts: Dave Lawson and Joe Monahan.  We are excited to have Dave and Joe on board.  Both Dave and Joe will oversee the firm’s non-small cap client portfolios, and Joe will also support the small cap growth team’s efforts as a senior research analyst.  Both Dave and Joe have over 25 years of investment experience.  Also in December, Chris Maxwell and Laurie McDonough departed the firm.  Chris announced his retirement, after seven years as a co-founder and managing partner.  We thank Chris for his many contributions, and while he will no longer be involved in the day-to-day management of the firm, Chris will remain Chairman of the Conestoga Funds Board of Trustees.  Laurie McDonough also announced her departure during the fourth quarter.  Laurie joined our firm shortly after we began operations in 2001 and was a tremendous asset to us in the operations and performance area of our firm. Laurie has decided to stay home with her newborn son Colin who arrived in late August 2008. While this is Colin’s gain and our loss, we wish to thank Laurie for her service to Conestoga for the last seven years.  Lorri McQuade and Michelle Patterson, both of whom have been part of the organization since inception, continue in their roles supporting the operations of the firm.

As fellow shareholders in the Fund, we thank you for your continued investment in the Fund.  We look forward to continuing to serve you in the years to come.

William C. Martindale, Jr.

Robert M. Mitchell

Not Part of the Semi-Annual Report to Shareholders

CONESTOGA SMALL CAP FUND

Expense Example (Unaudited)

As a shareholder of the Conestoga Small Cap Fund, you incur the following costs: management fees and trustee fees.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2008 through March 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid during the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in this Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Conestoga Small Cap Fund:

	Beginning Account	Ending Account	Expenses Paid During the Period*
	Value	Value	October 1, 2008
	October 1, 2008	March 31, 2009	to March 31, 2009

Actual	$1,000.00	$722.71	$4.72
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.45	$5.54

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one half year period).

CONESTOGA SMALL CAP FUND

Securities Holdings by Industry Sector

March 31, 2009 (Unaudited)

The following chart gives a visual breakdown of the Fund by the economic sectors*.  The underlying securities represent a percentage of the total net assets.  The total net assets of the Fund on March 31, 2009 were $ 39,019,504.

Net Cash
2.80%
Other
2.26%
Consumer Discretionary
19.00%
Technology
21.95%
Financial Services
15.97%
Producer Durables
6.68%
Other Energy
4.98%
Materials and Processing
2.54%
Healthcare
23.82%

*Russell Sectors

CONESTOGA SMALL CAP FUND

Schedule of Investments

March 31, 2009 (Unaudited)

		Market	% of Total
Shares		Value	Net Assets
COMMON STOCKS

Consumer Discretionary
Educational Services
25,000	Capella Education Co. *	$1,325,000.00
Services Commercial
40,000	Costar Group, Inc. *	1,210,000
59,000	Phase Forward, Inc. *	754,610
45,000	The Advisory Board Co. *	746,100
70,000	Ritchie Bros Auctioneers Inc.	1,301,300
90,001	Rollins Inc.	1,543,517
Services Commercial Industry Total		5,555,527
Shoes
60,000	Iconix Brand Group, Inc. *	531,000

Consumer Discretionary Sector Total		7,411,527	19.00%

Financial Services
Banks
20,000	PrivateBancorp, Inc.	289,200
Finance Companies
23,875	World Acceptance Corp. *	408,263
Financial Information Services
18,000	FactSet Research Systems Inc.	899,820
22,500	Morningstar, Inc. *	768,375
Financial Information Services Industry Total		1,668,195
Financial Miscellaneous
40,000	Financial Federal Corp.	847,200
10,000	TMX Group Inc. (Canada)	283,255
Financial Miscellaneous Industry Total		1,130,455
Financial Data Processing Services & Systems
46,850	Advent Software, Inc. *	1,560,574
Investment Management Companies
29,980	Westwood Holdings Group, Inc.	1,171,918

	Financial Services Sector Total	6,228,605	15.97%

		Market	% of Total
Shares		Value	Net Assets
COMMON STOCKS

Healthcare
Bio-Technology Research and Production
32,500	Integra Lifesciences Holdings Co. *	803,400
17,450	Kensey Nash Corp. *	370,987
Bio-Technology Research and Production Industry Total		1,174,387
Electronics Medical Systems
33,500	Quality Systems, Inc.	1,515,875
70,000	Somanetics Corp. *	1,062,600
Electronics Medical Systems Industry Total		2,578,475
Medical and Dental Instruments and Supplies
55,000	Abaxis, Inc. *	948,200
21,000	Landauer, Inc.	1,064,280
50,000	Meridian Bioscience, Inc.	906,000
46,001	Neogen Corp. *	1,004,202
35,000	Surmodics, Inc. *	638,750
18,000	TECHNE Corp.	984,780
Medical and Dental Instruments and Supplies Industry Total		5,546,212

	Healthcare Sector Total	9,299,074	23.82%

Materials and Processing
Building Materials
55,000	Simpson Manufacturing Co., Inc.	991,100

Materials and Processing Sector Total		991,100	2.54%

Other Energy
Oil: Crude Producers
27,500	St. Mary Land & Exploration Co.	363,825
Machinery: Oil Well Equipment & Service
35,001	Carbo Ceramics Inc.	995,428
75,000	Tesco Corp. *	586,500
Machinery: Oil Well Equipment & Service Industry Total		1,581,928

	Other Energy Sector Total	1,945,753	4.98%
		Market	% of Total
Shares		Value	Net Assets
COMMON STOCKS

Producer Durables
Aerospace
19,000	Curtiss-Wright Corp.	532,950
Electrical Equipment & Components
22,500	Franklin Electric Co., Inc.	497,925
11,000	K-Tron International, Inc. *	667,370
Electrical Equipment & Components Industry Total		1,165,295
Identification Control & Filter Devices
62,000	Sun Hydraulics Corp.	905,820

Producer Durables Sector Total		2,604,065	6.68%

Technology
Communications Technology
30,000	EMS Techologies, Inc. *	523,800
Computer Technology
26,550	Rimage Corp. *	354,443
Computer Services Software & Systems
70,000	Blackbaud, Inc.	812,700
95,000	Tyler Technologies, Inc. *	1,389,850
40,500	Ansys, Inc. *	1,016,550
40,150	Micros Systems, Inc. *	752,812
50,000	Blackboard, Inc. *	1,587,000
Consumer Services Software & Systems Industry Total		5,558,912
Electronics: Technology
45,000	II-VI, Inc. *	773,100
47,000	NVE Corp. *	1,354,070
Electronics: Technology Industry Total		2,127,170

	Technology Sector Total	8,564,325	21.95%

Other
Multisector Companies
42,500	Raven Industries, Inc.	883,150	2.26%

	Other Sector Total	883,150	2.26%

		Market	% of Total
Shares		Value	Net Assets
COMMON STOCKS

TOTAL COMMON STOCKS
	(Cost $45,001,517)	37,927,599	97.20%

SHORT-TERM INVESTMENTS
1,794,934	UMB Bank Money Market Fiduciary	1,794,934	4.60%
	(Cost $1,794,934) 0.05%**

TOTAL INVESTMENTS
	(Cost $46,796,451)	39,722,533	101.80%

	Liabilities in Excess of Other Assets	(703,029)	(1.80)%

	TOTAL NET ASSETS	$39,019,504	100.00%

* Non-income producing
** Variable rate. The rate represents the rate at March 31, 2009.

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Statement of Assets and Liabilities

March 31, 2009 (Unaudited)

Assets:
Investments at Value (Cost $46,796,451)	$ 39,722,533
Receivables:
Dividends	45,961
Interest	90
Due from Advisor	5,887
Prepaid Trustee Expense	34
Total Assets	39,774,505
Liabilities:
Accrued Investment Advisory Fees	35,325
Payables:
Securities Purchased	719,676
Total Liabilities	755,001
Net Assets	$ 39,019,504

Net Assets Consist of:
Paid-In-Capital	$ 49,204,201
Accumulated Net Investment Loss	(21,526)
Accumulated Net Realized Loss on Investments	(3,089,252)
Net Unrealized Depreciation in Value of Investments	(7,073,919)
Net Assets, for 3,066,447 Shares Outstanding, Unlimited Number of	$ 39,019,504
Shares Authorized with a $0.001 Par Value
Net Asset Value, Offering and Redemption Price
Per Share ($39,019,504/3,066,447 shares)	$ 12.72

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Statement of Operations

For the Six Months Ended March 31, 2009 (Unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $1,222)	$ 224,995
Interest	$ 2,279
Total investment income	227,274
Expenses:
Investment advisory fees	195,493
Trustees' fees and expenses	16,291
Total expenses	211,784
Less: Advisory fees waived	(32,582)
Net expenses	179,202

Net Investment Income	48,072

Realized and unrealized loss on investments:
Net realized loss on investments	(1,762,089)
Net change in unrealized appreciation (depreciation) on investments	(9,630,556)
Net realized and unrealized loss on investments	(11,392,645)

Net decrease in net assets resulting from operations	$ (11,344,573)

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Statement of Changes in Net Assets

	(Unaudited)
	For the	For the
	Six Months Ended	Year Ended
	3/31/2009	9/30/2008
Decrease In Net Assets
From Operations:
Net investment Income	$ 48,072	$ 140,644
Net realized loss on investments	(1,762,089)	(1,087,608)
Net change in unrealized depreciation on investments	(9,630,556)	(2,411,208)
Net decrease in net assets resulting from operations	(11,344,573)	(3,358,172)
Distributions to shareholders from:
Net investment income	(130,462)	(52,583)
Net realized gain on investments	(11,136)	(741,689)
Total Distributions	(141,598)	(794,272)
From capital share transactions:
Proceeds from sale of shares	13,178,351	22,727,383
Shares issued on reinvestment of dividends	63,196	280,820
Cost of shares redeemed	(5,318,075)	(5,554,520)
Total Increase in net assets from Fund share transactions	7,923,472	17,453,683

Total Increase (Decrease) in net assets	(3,562,699)	13,301,239

Net Assets at Beginning of Year	42,582,203	29,280,964
Net Assets at End of Year ( Includes undistributed net investment income of $ - and $60,864, respectively)	$ 39,019,504	$ 42,582,203

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Financial Highlights

Selected data for a share outstanding throughout each period:

	(Unaudited)
	For the Six	For the	For the	For the	For the	For the
	Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	3/31/2009	9/30/2008	9/30/2007	9/30/2006	9/30/2005	9/30/2004

Net asset value - beginning of year	$17.68	$ 20.27	$ 17.75	$ 16.85	$ 15.26	$ 12.28

Net investment income (loss) (a)	0.02	0.07	−(a)	(0.05)(a)	(0.06)(a)	(0.06)(a)
Net realized and unrealized gains (loss) on investments	(4.93)	(2.14)	2.59	1.12	1.92	3.04
Total from investment operations	(4.91)	(2.07)	2.59	1.07	1.86	2.98

Distributions from net investment income	(0.05)	(0.03)	−	−	−	−
Distributions from net realized capital gains	−	(0.49)	(0.07)	(0.17)	(0.27)	−

Total distributions	(0.05)	(0.52)	(0.07)	(0.17)	(0.27)	−

Net asset value - end of year	$12.72	$17.68	$20.27	$17.75	$16.85	$15.26

Total return	(27.73)%	(10.43)%	14.61%	6.40%	12.35%	24.27%
Ratios/supplemental data
Net Assets - end of year (thousands)	$ 39,020	$ 42,582	$ 29,281	$ 18,432	$ 10,658	$ 4,463

Before waivers
Ratio of expenses to average net assets	1.30%	1.30%	1.31%	1.35%	1.35%	1.65%
Ratio of net investment income / (loss) to average net assets	0.10%	0.19%	(0.17)%	(0.26)%	(0.35)%	(0.48)%

After waivers
Ratio of expenses to average net assets	1.10%	1.10%	1.15%	1.35%	1.35%	1.60%
Ratio of net investment income /(loss) to average net assets	0.30%	0.39%	(0.01)%	(0.26)%	(0.35)%	(0.43)%

Portfolio turnover rate	9.97%	23.12%	13.51%	19.02%	23.95%	25.70%

(a) Per share net investment loss has been determined on the basis of average number of shares outstanding during the year.
(b) Annualized

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

March 31, 2009 (Unaudited)

Note 1. Organization

Conestoga Funds (the "Trust") was organized as a Delaware business trust on February 5, 2002.  The Trust consists of two series, the Conestoga Small Cap Fund and the Institutional Advisors LargeCap Fund.  The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act").  The Fund's investment strategy is to achieve long-term growth of capital.  The Fund's registration statement became effective with the SEC and the Fund commenced operations on October 1, 2002.  The Fund’s investment advisor is Conestoga Capital Advisors, LLC. (the “Adviser”).

Note 2.  Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation - Securities that are traded on any exchange are valued at the last quoted sale price.  Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.  Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund’s Adviser, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. In accordance with SFAS No. 157, fair value is defined as the price that would be received by the Fund upon selling an asset or paid by the Fund to transfer a liability in an orderly transaction between market participants at the measurement date. In the absence of a principal market for the asset or liability, the assumption is that the transaction occurs on the most advantageous market for the asset or liability. SFAS No. 157 established a three-tier fair value hierarchy that prioritizes the assumptions, also known as "inputs," to valuation techniques used by market participants to measure fair value. The term "inputs" refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The valuation techniques used to measure fair value should maximize the use of observable inputs and minimize the use of unobservable inputs. The three-tier hierarchy of inputs is summarized in three levels with the highest priority given to Level 1 and the lowest priority given to Level 3: Level 1 - quoted prices in active markets for identical securities, Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) and Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund's assets carried at fair value:

	Investments	Other Financial
Valuation Inputs:	In Securities	Instruments
Level 1 – Quoted Prices	$39,722,533	$ -
Level 2 – Significant Other Observable Inputs	-	-
Level 3 – Significant Unobservable Inputs	-	-
Total	$39,722,533	$ -

Foreign Currency - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain.  Therefore, no federal income tax provision is required.

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 (FIN 48) "Accounting for the Uncertainty of Income Taxes".  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority.  Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006.  Management has evaluated the application of FIN 48 and has determined that there is no impact on the Financial Statements of the Fund.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis.  The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.  Those differences are primarily due to differing treatments for net investment losses and deferral of wash sale losses and post-October losses.  Distributions to shareholders are recorded on the ex-dividend date.

Security Transactions and Investment Income - The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Securities Lending - The Fund may from time to time lend securities from its portfolio to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations.  The Fund may not lend portfolio securities to: (a) any “affiliated person” (as that term is defined in the 1940 Act) of the Trust; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person.  Generally, the Fund must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. government obligations.  This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities.  During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement.  Loans will be subject to termination by the Fund or the borrower at any time.  While the Fund will not have the right to vote securities on loan, it intends to terminate loans and regain the right to vote if a particular vote is considered important with respect to the investment.  The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees.  The Fund will limit its securities lending to 33 1/3% of total assets (inclusive of loan collateral).

Estimates - Preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Other - Accounting principles generally accepted in the United States of America require that permanent book/tax differences be reclassified among the components of capital.

Note 3. Investment Advisory Agreement and Other Related Party Transactions

The Fund has entered into an Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the Fund.  Under the terms of the Advisory Agreement, the Adviser pays all Fund expenses except Rule 12b-1 fees, fees and expenses of the independent trustees, taxes, interest and extraordinary expenses.  Pursuant to the Advisory Agreement the Fund pays the Adviser a fee, calculated daily and payable monthly, equal to an annual rate of 1.20% of average daily net assets of the Fund.  For the fiscal six months ended March 31, 2009, the Adviser earned advisory fees of $195,493.  Effective January 2, 2009, the Adviser has contractually agreed to limit the Fund’s net annual operating expenses to 1.10% of the Fund’s average daily net assets until at least January 29, 2010.  For the six months ended March 31, 2009, the Adviser waived $32,582 of its fees under this arrangement.

The Trust, on behalf of the Fund, has adopted a distribution plan (the "Distribution Plan"), pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay certain expenses associated with the distribution of its shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund.  The Plan provides that the Fund will reimburse the Adviser for actual distribution and shareholder servicing expenses incurred by the Adviser not exceeding, on an annual basis, 0.25% of the Fund's average daily net assets. The Fund ceased accruing 12b-1 fees.

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan, under which the Fund may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers (agents).  The Fund may pay a fee at an annual rate of up to 0.25% of the average daily net assets of the shares serviced by a particular agent.  The Fund presently does not have any such shareholder servicing agreements in effect and is not accruing fees under the Shareholder Servicing Plan.

Certain directors and officers of the Adviser are trustees, officers or shareholders of the Fund.  These individuals receive benefits from the Adviser resulting from the fees paid to the Adviser by the Fund.

Note 4. Investments

Investment transactions, excluding short term investments, for the six months ended March 31, 2009, were as follows:

Purchases……………………………………………..………….…$ 11,506,069

Sales……………………………………………………………….….$   3,375,651

For Federal Income Tax purposes, the cost of investments owned at March 31, 2009 is $46,796,451.  As of March 31, 2009, the gross unrealized appreciation on a tax basis totaled $2,559,110 and the gross unrealized depreciation totaled $9,633,029 for a net unrealized depreciation of $7,073,919.

Note 5. Capital Stock

The following table summarizing the activity and shares of the Fund:

       For the Six Months Ended 3/31/2009                 For the Year Ended 9/30/2008

	Shares	Value	Shares	Value
Issued	1,055,626	$ 13,178,351	1,254,568	$ 22,727,383
Reinvested	4,817	63,196	14,346	280,820
Redeemed	(402,528)	(5,318,075)	(304,774)	(5,554,520)
Total	657,915	$ 7,923,472	964,140	$ 17,453,683

Note 6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund.  Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Note 7. New Accounting Pronouncements

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”).  SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.  SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows.  Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

CONESTOGA SMALL CAP FUND

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees.  Information pertaining to the Trustees and Officers of the Fund are set forth below.  The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling toll free 1-800-320-7790.

Name & Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee[3] or Officer
Disinterested Trustees[i]:
Michael R. Walker, 1948	Trustee	Since 2002	Partner of Key Real Estate LLC, since 2004; Chairman of ElderTrust, 1998-2004;	2	None
Nicholas J. Kovich, 1956	Trustee	Since 2002	Kovich Capital Management (Private Asset Management), since 2001;	2	Trustee, the Milestone Funds (1 portfolio)
William B. Blundin, 1939	Trustee	Since 2002	CEO of Bransford Investment Partners, LLC, since 1997;	2	Trustee, the Saratoga Funds (12 portfolios)
Richard E. Ten Haken, 1934	Trustee	Since 2002	President and CEO of Ten Haken & Associates, Inc., since 1992;	2	None
Interested Trustees[4]:
W. Christopher Maxwell, 1943	Chairman & CEO, Trustee	Since 2002	Managing Partner of Conestoga Capital Advisors LLC, 2001-2008; Maxwell Associates LLC President & CEO, since 1997;	2	None
William C. Martindale, Jr., 1942	President, Trustee	Since 2002	Managing Partner and Chief Investment Officer of Conestoga Capital Advisors LLC, since 2001; Co-Portfolio Manager of the Fund since 2002;	2	None
Officers:
Duane R. D’Orazio, 1972	Secretary, Chief Compliance Officer & Anti-Money Laundering Officer	Since 2002	Managing Partner, Head Trader and Chief Compliance Officer of Conestoga Capital Advisors LLC, since 2001;	1	None
Name & Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee[3] or Officer
Robert M. Mitchell, 1969	Treasurer	Since 2002	Managing Partner, Portfolio Manager and Research Analyst of Conestoga Capital Advisors LLC, since 2001; Co-Portfolio Manager of the Fund since 2002;	1	None
Gregory Getts, 1957	Assistant Treasurer	Since 2004	President and Owner of Mutual Shareholder Services, LLC since 1999;	1	None
Mark S. Clewett, 1968	Senior V.P.	Since 2006	Senior V.P. of Consultant Relations, Delaware Investments, 1996- 2005. Managing Partner, Director of Institutional Sales and Client Service of Conestoga Capital Advisors LLC, since 2006;	2	None
Joseph F. Monahan, 1959	Senior V.P.	Since 2009	Senior V.P. and CFO of McHugh Associates 2001 -2008. Managing Director, Portfolio Manager, Research Analyst of Conestoga Capital Advisors LLC, since December 2008;	1	None
David M. Lawson, 1951	Senior V.P.	Since 2009	President and Chief Operating Officer of McHugh Associates 1995 -2008. Managing Director, Portfolio Manager, Research Analyst, Conestoga Capital Advisors LLC, since December 2008;	1	None
Michelle L. Patterson, 1976	Vice President	Since 2004	Operations and Client Service Coordinator of Conestoga Capital Advisors LLC, since 2001;	1	None
M. Lorri McQuade, 1950	Vice President	Since 2004	Office Manager and Client Service Representative of Conestoga Capital Advisors LLC, since 2001;	1	None

Notes:

1

Each Trustee may be contacted by writing to the trustee, c/o Conestoga Funds, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087.

2

There is no defined term of office for service as a Trustee.  Each Trustee serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

3   Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies") or other investment companies registered under the 1940 Act.

4

Mr. Maxwell and Mr. Martindale each have ownership interest in Conestoga Capital Advisors.  Each of these persons are considered to be an “interested person” of the Fund and “Interested Person” within the meaning of the Investment Company Act of 1940.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q no later than 60 days following the close of the quarter.  You can obtain a copy, available without charge, on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended December 31, 2004.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policy

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available (i) without charge, upon request, by calling 1-800-320-7790 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Statement of Additional Information

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 320-7790 to request a copy of the SAI or to make shareholder inquiries.

Board of Trustees

W. Christopher Maxwell, Chairman

William B. Blundin

Nicholas J. Kovich

William C. Martindale, Jr.

Richard E. Ten Haken

Michael R. Walker

Investment Adviser

Conestoga Capital Advisors, LLC

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Towne Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

UMB Bank , NA

928 Grand Blvd.

Kansas City, MO 64106

Independent Registered Public Accounting Firm
Briggs, Bunting & Dougherty, LLP
1835 Market Street 26th Floor

Philadelphia, PA 19103

Counsel

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, NY 10036

Conestoga Small Cap Fund Officers

W. Christopher Maxwell, Chairman and CEO

William C. Martindale, Jr., President

Duane R. D’Orazio, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer

Robert M. Mitchell, Treasurer

Gregory Getts, Assistant Treasurer

Mark S. Clewett, Senior Vice President

Joseph F. Monahan, Senior Vice President

David M. Lawson, Senior Vice President

Michelle L. Patterson, Vice President

M. Lorri McQuade, Vice President

This report is provided for the general information of the shareholders of the Conestoga Small Cap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Institutional Advisors

LargeCAP FUND

M a n a g e d   B y

Institutional Advisors LLC

SEMI-ANNUAL REPORT

March 31, 2009

April 30, 2009

Dear Shareholders,

Overview of the Market

The first quarter of 2009 saw a continuation of the markets’ 2008 roller coaster ride; however, as the quarter came to a close, it was clear that a spark of optimism had begun to appear.  Have we left our financial and economic troubles back in 2008?  Unfortunately, no, however progress is apparent.

Much of last year’s bleak economic news began to give way to more positives as 2009 got under way.  While we finished 2008 with 5 straight months of declines, January U.S. retail sales (excluding autos) responded with a 1.6% increase, followed by February’s 0.7% increase.  Because consumer spending comprises more than two thirds of gross domestic product, this positive change in spending habits by consumers is very important to a U.S. economic expansion.  The housing outlook also improved, as record foreclosures (Figure 1) have brought the supply of homes more in line with demand.  New home sales snapped a 6-month losing streak in February and rebounded 4.7% from January’s all-time low.

It is true that certain economic data remains a burden on consumer confidence.  For example, even with the bright spots we saw in retail sales and housing, the unemployment rate had climbed to 8.5% at March 31, the highest level in more than a quarter century.  Thus far in 2009, the U.S. economy has lost over 1.1 million jobs.  Unemployment is a lagging indicator, and economists caution that it may well reach double digits in 2009.  Businesses typically need to stabilize and regain profitability before adding additional workers.

Still, we have witnessed a break from the consistent downward trends of many indicators.  Closely followed statistics such as housing and inflation are providing solid reasons for even the most pessimistic individuals to breathe a cautious sigh of relief.  Volatility remains, although spikes of upward moves in the stock markets have some investors, who went to the sidelines, second guessing their most recent decision to “pull the plug.”  While we are not yet out of the woods, there were a number of positive developments that took place during the first quarter.

Of key importance has been the introduction of numerous stimulus and stabilization initiatives aimed at supporting both consumers and the financial markets via monetary and fiscal policies.  These essential building blocks were put in place to help restore the U.S. economy to its previous healthy state, paving the way for another stretch of economic growth and prosperity.

The U.S. Government and Federal Reserve have taken a more proactive and measured approach in their attempt to isolate and resolve financial and economic stresses and burdens.  The initiatives include:

▪

The Homeowner Affordability and Stability Plan

▪

Term Asset-Backed Securities Loan Facility (TALF)

▪

Public-Private Investment Program (PPIP)

▪

Federal Reserve Security Purchase Program ($300 billion U.S. Treasuries, $200 billion U.S. Agency debt, $1.25 trillion of U.S. Agency mortgage backed securities)

▪

And who can forget the $787 billion stimulus package signed into law by President Barack Obama on February 17, 2009

All of these programs target a specific, ailing part of the U.S. economy and/or address the illiquidity of specific financial products.

In aggregate, the initiatives are geared towards:

▪

Helping underwater homeowners refinance into more affordable mortgage payments,

▪

Reducing the number of foreclosures hitting the market,

▪

Improving access to funding for firms that provide loan services (students, credit cards, and automobiles) to consumers,

▪

Removing toxic and illiquid assets from banks balance sheets, and

▪

Reducing mortgage interest rates and other interest rates on consumer loan products.

Overall, we believe these initiatives will help stabilize the housing market and provide for significant improvement in the free-flow of cash between borrowers and lenders, and ultimately help us return to stronger financial markets and a healthy U.S. economy.

The Dow Jones Industrial Average rise of 17% during the last 3 full weeks in March finally gave stock investors something to cheer about.  In fact, it was the best 3 week surge in the market since 1982.  Stock investors seemed confident that government and central bank stimulus actions taken thus far are appropriate responses, given the magnitude of our current economic and financial woes.  Fixed-income investors began moving away from U.S. Treasuries, after an explosive year in 2008, and shopped around for higher yielding investments.  Collateralized products, mortgage-backed and asset-backed securities, were the best performing fixed-income sectors returning 2.12% and 7.49% during the first quarter.  Because the stimulus initiatives noted previously require funding, U.S. Treasury supply (Figure 2) has and will continue to increase in future quarters.  That increased supply will put added pressure on Treasury yields as investors try to absorb the additional supply.

With the economy and financial markets still searching for their footing, signs of optimism and confidence have, nonetheless, begun to appear.  Important measures have been implemented to help control, resolve, and prevent further harm to our frail economy.  We believe those measures will help further stabilize the housing market by year end and propel us into the beginning stages of a recovery in the U. S. economy.  Certainly, unemployment may trend higher and the potential for additional negative events always exists; however, we remain confident that sound measures are in place to help address the major concerns facing us today and that the end result will be a long and prosperous road to economic expansion.

Commencement of Operations

The Fund commenced operations on March 31, 2009, and the portfolio holdings on such date are listed in the Schedule of Investments by industry sector.

We appreciate the opportunity you’ve given us to serve your financial management needs, and thank you for the trust you place in us.

Sincerely,

Terry L. Morris

Portfolio Manager

Not Part of the Semi-Annual Report to Shareholders

INSTITUTIONAL ADVISORS LARGECAP FUND

Portfolio Holdings by Industry Sector

March 31, 2009 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors.  The underlying securities represent a percentage of the total portfolio.  The total net assets of the Fund on March 31, 2009 were $5,672,571.

INSTITUTIONAL ADVISORS LARGECAP FUND

Schedule of Investments

March 31, 2009 (Unaudited)

		Market	% of Total
Shares		Value	Net Assets
COMMON STOCKS
Consumer Discretionary

Hotels Restaurants & Leisure
6,852	Darden Restaurants, Inc.	$234,749
Media
4,449	McGraw-Hill Companies, Inc.	101,749
Specialty Retail
8,791	Staples, Inc.	159,205
Textiles, Apparel & Luxury Goods
2,257	VF Corp.	128,897

Consumer Discretionary Sector Total		624,600	11.01%

Consumer Staples

Beverages
4,808	Pepsi Co.	247,516
Food Products
6,691	McCormick & Co.	197,853
Food & Staples Retailing
12,131	Walgreen Co.	314,921

Consumer Staples Sector Total		760,290	13.40%

Energy

Oil, Gas & Consumable Fuels
3,473	Chevron Corp.	233,524
3,870	Exxon Mobil Corp.	263,547
3,988	Occidental Petroleum Corp.	221,932

	Energy Sector Total	719,003	12.67%

Financials

Capital Markets
6,524	T Rowe Price Group	188,283
Commercial Banks
9,128	Wells Fargo & Co.	129,983
8,772	US Bancorp	128,159
Commercial Banks Total		258,142
Insurance
3,966	Aflac, Inc.	76,782

	Financials Sector Total	523,207	9.22%

Health Care

Biotechnology
3,316	Amgen, Inc.*	164,208
Health Care Equipment & Supplies
4,234	Stryker Corp.	144,125
Health Care Providers & Services
1,967	Laboratory Corp of America*	115,050
Pharmaceuticals
4,955	Johnson & Johnson	260,633
4,209	Lilly Eli & Co.	140,623
4,322	Pfizer, Inc.	58,866
Pharmaceutical Total		460,122

	Health Care Sector Total	883,505	15.58%

Industrials

Aerospace & Defense
4,186	United Technologies Corp.	179,914
Air Freight & Logistics
2,659	Fedex Corp.	118,299
Industrial Conglomerates
5,696	General Electric Co.	57,586
Machinery
4,251	Danaher Corp.	230,489

Industrials Sector Total		586,288	10.34%

Information Technology

Communications Equipment
6,092	Qualcom, Inc	237,040
Computers & Peripherals
1,276	Apple, Inc.	134,133
7,133	Hewlett-Packard Co.	228,684
Computers & Peripherals Total		362,817
Semiconductors & Semiconductor
7,058	Altera Corp.	123,868
Software
4,618	Intuit, Inc.*	124,686
6,008	Microsoft Corp.	110,367
9,601	Oracle Corp.	173,490
Software Total		408,543

	Information Technology Sector Total	1,132,268	19.96%

Materials

Chemicals
2,819	Sigma Aldrich Corp.	106,530

	Materials Sector Total	106,530	1.88%

Telecommunication Services

Diversified Telecommunication
9,169	AT&T, Inc.	231,059

	Telecommunications Sector Total	231,059	4.07%

TOTAL COMMON STOCKS
	(Cost $6,318,726)	5,566,750	98.13%

SHORT-TERM INVESTMENTS
104,821	UMB Bank Money Market Fiduciary 0.05% **	104,821
	(Cost $104,821)	104,821	1.85%

TOTAL INVESTMENTS
	(Cost $6,423,547)	5,671,571	99.98%

	Other Cash Assets less Liabilities	1,000	0.02%

	TOTAL NET ASSETS	$5,672,571	100.00%

*Non-income producing

** The rate represents the rate at March 31, 2009

The accompanying notes are an integral part of the financial statements.

INSTITUTIONAL ADVISORS LARGECAP FUND

Statement of Assets and Liabilities

March 31, 2009 (Unaudited)

Assets:
Investments, at Value	$5,671,571
(Cost $6,423,547)
Cash	1,000
Total Assets	5,672,571

Net Assets	$5,672,571

Net Assets Consist of:
Paid-In-Capital	6,424,547
Net Unrealized Depreciation in Value of Investments	(751,976)
Net Assets, for 567,257 Shares of Beneficial Interest Outstanding,
Unlimited Number of Shares Authorized with a $0.001 Par Value	$5,672,571
Net Asset Value Offering Price per share and Redemption Price (1)
Per Share ($5,672,571/567,257 shares)	$10.00

Offering Price per share per prospectus (sales charge as a percentage of the investment)	$10.58

(1) Redemption price per share may be reduced for any applicable deferred sales charge

The accompanying notes are an integral part of the financial statements.

INSTITUTIONAL ADVISORS LARGECAP FUND

Statement of Operations

For the Period* Ended March 31, 2009 (Unaudited)

Net Investment Income		-

Unrealized loss on investments:
Net depreciation on investments:
Beginning of period	-
Unrealized depreciation acquired through in-kind contribution	(751,976)
End of period	(751,976)
Increase in unrealized depreciation **		-
Net unrealized loss on investments		-

Net increase in net assets resulting from operations		-

* The Institutional Advisors LargeCap Fund Commenced Operations on March 31, 2009

**  Effective March 31, 2009 (commencement of operations), certain shareholders contributed cash and investment securities to the Fund in a tax-free exchange for shares of beneficial interest.  The net assets received were valued at $5,672,571 in accordance with the Fund's stated valuation policies and included unrealized depreciation of $751,976. There was no other activity during the period.

The accompanying notes are an integral part of the financial statements.

INSTITUTIONAL ADVISORS LARGECAP FUND

Statement of Changes in Net Assets

(Unaudited)
For the Period
Ended
March 31, 2009 *
Increase in net assets from capital share transactions:
In kind contribution of shares	5,672,571
Total Increase in net assets from Fund share transactions	5,672,571

Total Increase in net assets	5,672,571

Net Assets at Beginning of Period	-
Net Assets at End of Period	$5,672,571

* The Institutional Advisors LargeCap Fund Commenced Operations March 31, 2009

The accompanying notes are an integral part of the financial statements.

INSTITUTIONAL ADVISORS LARGECAP FUND

Financial Highlights

Selected data for a share outstanding throughout the period indicated:

(Unaudited)
For the
Period Ended
March 31, 2009 *

Net asset value - beginning of period	$10.00

Net investment income	-
Net realized and unrealized gains on investments	-
Total from investment operations	-

Distributions from net investment income	-
Distributions from net realized capital gains	-

Total distributions	-

Net asset value - end of period	$10.00

Total return	0.00%
Ratios/supplemental data
Net Assets - end of period (thousands)	5,673

Before waivers
Ratio of expenses to average net assets	0.00%
Ratio of net investment income to average net assets	0.00%

After waivers
Ratio of expenses to average net assets	0.00%
Ratio of net investment income to average net assets	0.00%

Portfolio turnover rate	0.00%

* The Institutional Advisors LargeCap Fund Commenced Operations March 31, 2009.

The accompanying notes are an integral part of the financial statements.

INSTITUTIONAL ADVISORS LARGECAP FUND

Notes to Financial Statements

March 31, 2009 (Unaudited)

Note 1. Organization

Institutional Advisors LargeCap Fund (the “Fund”) is a series of Conestoga Funds (the “Trust”), a diversified, open end management investment company registered under the Investment Company of 1940.  The Fund’s investment objective is non-fundamental, meaning that it may be changed by a majority vote of the Board of Trustees of the Trust (the “Board”) at any time without shareholder approval.  The Fund's registration statement became effective with the SEC, and the Fund commenced operations on March 31, 2009.  The Fund’s investment adviser is Institutional Advisors LLC (the”Adviser”).  Effective March 31, 2009 (commencement of operations), certain shareholders contributed cash and investment securities to the Fund in a tax-free exchange for shares of beneficial interest.  The net assets received were valued at $5,672,571 in accordance with the Fund's stated valuation policies and included unrealized depreciation of $751,976. There was no other activity during the period.

Note 2.  Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation- Securities that are traded on any exchange are valued at the last quoted sale price.  Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund’s Adviser, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of the Fund.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

The Fund adopted the provisions of the Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” ("SFAS No. 157"), effective March 31, 2009.  Under SFAS No. 157, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches.  SFAS No. 157 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.  Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.  Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities. Valuation adjustments and block discounts are not applied to Level 1 securities.  Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined.  Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed.  Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for securities categorized in Level 3.  In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure.  Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.  The Fund uses prices and inputs that are current as of the measurement date, including periods of market dislocation.  In periods of market dislocation, the observability of prices and inputs may be reduced for many securities.  This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Federal Income Taxes- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain.  Therefore, no federal income tax provision is required.

The Fund adopted the provisions of FASB Interpretation No. 48 (FIN 48) "Accounting for the Uncertainty of Income Taxes". Fin 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Fin 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof.  Management has evaluated the application of FIN 48 and has determined that there is no impact on the Financial Statements of the Fund.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis.  The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.  Those differences are primarily due to differing treatments for net investment losses and deferral of wash sale losses and post-October losses.  Distributions to shareholders are recorded on the ex-dividend date.

Security Transactions and Investment Income- The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Estimates- Preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Other- Accounting principles generally accepted in the United States of America require that permanent book/tax differences be reclassified to paid in capital.

Note 3. Investment Advisory Agreement and Other Related Party Transactions

On February 5th, 2009, the Board, including a majority of the Independent Trustees, approved a new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser, subject to approval by shareholders (“Advisory Agreement”).  Under the terms of the Advisory Agreement, the Adviser pays all Fund expenses except Rule 12b-1 fees, shareholder servicing fees, fees and expenses of the Trustees, taxes, interest and extraordinary expenses.  The Advisory Agreement also provides that the Adviser supervises and assists in the overall management of the Fund’s affairs subject to the authority of the Board.  Pursuant to the Advisory Agreement, the Fund pays the Adviser a monthly fee calculated at an annual rate of 1.70% of the Fund’s average daily net assets.

The Adviser has contractually agreed to limit the Fund’s expense ratio to 1.35% of the Fund’s average daily net assets until at least January 29, 2010.  The Adviser may not recoup any of the fees waived pursuant to this contractual waiver.

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the agreement by the Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable to the Trust, Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services thereunder or for any loss suffered by the Trust, the Fund or any shareholder of the Fund in connection with the performance of the agreement.

The Advisory Agreement provides that unless sooner terminated, it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Board or by a vote of a majority of the outstanding shares of the Fund, and in either case, by a majority of the Independent Trustees by votes cast in person at a meeting called for such purpose.  The Advisory Agreement terminates automatically in the event of any assignment, as defined in the 1940 Act.

Effective February 5th, 2009, the Trust, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”).  Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1.  The Distribution Plan provides that the Fund may incur distribution expenses related to the sale of shares of up to 0.25% per annum of the Fund’s average daily net assets.

The Distribution Plan provides that the Fund may finance activities that are primarily intended to result in the sale of the Fund’s shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents who enter into agreements with the Fund.

In approving the Distribution Plan in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the “Rule 12b-1 Trustees”), considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.  The Distribution Plan will continue in effect from year to year if specifically approved annually (a) by the majority of the Fund’s outstanding voting shares or by the Board and (b) by the vote of a majority of the Rule 12b-1 Trustees cast in person at a meeting called specifically for the purpose of voting on the Distribution Plan.  While the Distribution Plan remains in effect, the Fund will furnish to the Board a written report of the amounts spent by the Fund under the Plan and the purposes for these expenditures.  The Distribution Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and all material amendments to the Distribution Plan must be approved by a majority of the Board and by the Rule 12b-1 Trustees in a vote cast in person at a meeting called specifically for that purpose.  While the Distribution Plan is in effect, the selection and nomination of the Independent Trustees shall be made by those Independent Trustees then in office, and a majority of the Board shall be comprised of Independent Trustees.

Effective February 5th, 2009, the Trust, on behalf of the Fund, adopted a shareholder servicing plan (“Shareholder Servicing Plan”).  Payments made under the Shareholder Servicing Plan to shareholder servicing agents (which may include affiliates of the Adviser) are for administrative support services to customers who may from time to time beneficially own shares and may be up to 0.25% per annum of the Fund’s average daily net assets.  These services may include: (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders’ other accounts serviced by such financial institution; (iv) arranging for bank wires; (v) responding to shareholder inquiries relating to the services performed; (vi) responding to routine inquiries from shareholders concerning their investments; (vii) providing subaccounting with respect to shares beneficially owned by shareholders, or the information to the Fund necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with the Trust’s service contractors; (x) assisting shareholders in changing dividend options, account designations and addresses; (xi) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (xii) providing such other similar services as the Fund may reasonably request to the extent that the agent is permitted to do so under applicable statutes, rules and regulations.

Certain directors and officers of the Adviser are directors, officers or shareholders of the Fund.  These individuals receive benefits from the Adviser resulting from the fees paid to the Adviser by the Fund.

Note 4. Fair Value Measurements

The Fund’s assets recorded at fair value have been categorized based upon a fair value hierarchy in accordance with SFAS No. 157.  See Note 2 for a discussion of the Fund’s policies.

The following table presents information about the Fund’s assets measured at fair value as of March 31, 2009:

Quoted Prices in
	Active Markets for	Significant Other	Significant	Balance as of
	Identical Assets	Observable Inputs	Unobservable Inputs	March 31,
	(Level 1)	(Level 2)	(Level 3)	2009
Assets
Investments, at
value	$ 5,672,571	$ -	$ -	$ 5,672,571

Note 5. Capital Stock

As of March 31, 2009, there were an unlimited number of shares of beneficial interest with a $0.001 par value authorized.  The following table summarizing the activity and shares of the Fund:

                                    For the Period Ended 3/31/2009

	Shares	Value
Issued	567,257	$ 5,672,571
Total	567,257	$ 5,672,571

Note 6.  Accounting Pronouncements

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”).  SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.  SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows.  Management has evaluated the impact of SFAS 161 and has determined there is no impact to the Fund’s financial statements.

Note 7. Control and Ownership of Shares

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of March 31, 2009, NABOB CO, in aggregate, owned approximately 99.98% of the Fund’s shares and may be deemed to control the Fund.  NABOB CO is an omnibus nominee registration used by National Penn Investors Trust Company, an affiliate of Institutional Advisors LLC, the Fund’s adviser.

INSTITUTIONAL ADVISORS LARGECAP FUND

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Trust's Board of Trustees.  Information pertaining to the Trustees and Officers of the Trust are set forth below.  The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling toll free 1-800-292-2660.

Name & Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Disinterested Trustees:[1]
Michael R. Walker, 1948	Trustee	Since 2002	Partner of Key Real Estate LLC, since 2004; Chairman of ElderTrust, 1998-2004	2	None
Nicholas J. Kovich, 1956	Trustee	Since 2002	Kovich Capital Management (Private Asset Management), since 2001	2	Trustee, the Milestone Funds (1 portfolio)
William B. Blundin, 1939	Trustee	Since 2002	CEO of Bransford Investment Partners, LLC, since 1997	2	Trustee, the Saratoga Funds (12 portfolios)
Richard E. Ten Haken, 1934	Trustee	Since 2002	President and CEO of Ten Haken & Associates, Inc., since 1992	2	None
Interested Trustees[4]:
W. Christopher Maxwell, 1943	Chairman & CEO, Trustee	Since 2002	Managing Partner of Conestoga Capital Advisors LLC, 2001-2008; Maxwell Associates LLC President & CEO, since 1997	2	None
William C. Martindale, Jr., 1942	President, Trustee	Since 2002	Managing Partner and Chief Investment Officer of Conestoga Capital Advisors LLC, since 2001; Co-Portfolio Manager of the Fund since 2002	2	None

Notes:

1

Each Trustee may be contacted by writing to the trustee, c/o Conestoga Funds, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087.

2

There is no defined term of office for service as a Trustee.  Each Trustee serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

3   Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies") or other investment companies registered under the 1940 Act.

4

Mr. Maxwell and Mr. Martindale each have an ownership interest in Conestoga Capital Advisors.  Each of these persons are considered to be an “interested person” of the Trust and “Interested Person” within the meaning of the Investment Company Act of 1940.

INSTITUTIONAL ADVISORS LARGECAP FUND

Additional Officers of the Trust:	Position Held with the Trust:
Mark S. Clewett	Senior Vice President
Dave L. Lawson	Senior Vice President
Joseph F. Monahan	Senior Vice President
Robert M. Mitchell	Treasurer
Duane R. D’Orazio	Secretary

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q no later than 60 days following the close of the quarter.  You can obtain a copy, available without charge, on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended June 30, 2009 (The Fund commenced operations on March 31, 2009).  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policy

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available (i) without charge, upon request, by calling 1-800-292-2660 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Statement of Additional Information

The Fund's Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request.  You may call toll-free 1-800-292-2660 to request a copy of the SAI or to make shareholder inquiries.

Tax Information (Unaudited)

During the period ended March 31, 2009, the Fund did not pay any distributions.

Factors that the Board Considered when Approving the Investment Advisory Agreement

The Board of Trustees reviewed and discussed the terms and provisions of the proposed Investment Advisory Agreement for the Institutional Advisors LargeCap Fund on February 5, 2009.  The details of certain but not all of the matters discussed are set forth below.

Nature, Extent and Quality of the Services Provided.  The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading.  The Board also reviewed and considered the nature and extent of the non-advisory services to be provided, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.

The Board reviewed and considered the qualifications of the portfolio manager and other key personnel of the Adviser who will provide the administrative and investment advisory services to the Portfolio.  The Board determined that the Adviser’s portfolio manager and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner.  The Board concluded that the nature and extent of the

INSTITUTIONAL ADVISORS LARGECAP FUND

advisory and administrative services to be provided are necessary and appropriate for the conduct of the business and investment activities of the LargeCap Fund.

Performance Relative to Comparable Funds Managed by Other Advisers.  The Board considered that the Adviser plans to arrange for a public offering of shares of the Fund to raise assets for investment and that the offering had not yet begun.  The Board concluded that, since the Fund had no assets to invest and had no track record of performance, this was not a factor it needed to address at this time.  The Board did review and consider the past performance of the National Penn Investors Trust Company Equity Fund, a separate account managed by the predecessor investment entity to the Adviser.

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies.  The Board reviewed the advisory fees proposed to be paid by the Fund under the Advisory Agreement.  The Board noted that the fees to be paid to the Adviser cannot appropriately be compared to other accounts at the Adviser since the services, structure, business models and market forces varied substantially.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers.  The Board considered the management fee rate proposed to be paid by the Fund compared to similar type funds managed by other advisers.  The Board had previously reviewed information provided by Lipper Inc. regarding the management fee rates paid by other funds with investment strategies comparable to those of the Fund that are managed by other advisers and concluded that the Fund’s proposed management fee would be competitive with those of other similar type funds.  The Board also considered the anticipated total expense ratio of the Fund and noted that the Adviser voluntarily offered to impose a cap of 1.35% on the Fund and concluded that the capped expenses would result in a total expense ratio that would be competitive with other funds based on information provided by Lipper.

Breakpoints and Economies of Scale.  The Board reviewed the structure of the Fund’s proposed management fee and noted that it did not include breakpoints.  The Board concluded that material economies of scale will not arise until the Fund’s assets grow and noted that it could consider breakpoints at a future time.

Profitability of Adviser and Affiliates.  Since the Fund has not begun operations and has not paid any fees to the Adviser, the Board concluded that this was not a factor that needed to be considered at this time.

Fall-Out Benefits.  The Board considered “fall-out benefits” that could be derived by the Adviser and its affiliates from their relationship with the Fund and concluded that such benefits were likely to be relatively small.

Soft Dollar Benefits.  The Board considered whether the Adviser would realize any benefits as a result of brokerage transactions executed through “soft dollar” arrangements.  Under such arrangements, brokerage commissions paid by the Fund and/or other accounts managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Fund.  The Board recognized that the receipt of such research from brokers may reduce the Adviser’s costs but concluded that the receipt of such research would strengthen the investment management resources of the Adviser, which may ultimately benefit the Fund.

Adviser Financially Sound and Financially Capable of Meeting the Fund’s Needs.  The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement.  The Board noted that the Adviser’s parent remains profitable.  The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

The Board reviewed the structure of the predecessor adviser and the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser.

INSTITUTIONAL ADVISORS LARGECAP FUND

Other Factors and Current Trends.  The Board considered the controls and procedures adopted and implemented by the Adviser to be monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion.  After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the Advisory Agreement which will remain in effect for two years and thereafter must be approved annually by the Board if it is to continue in effect.

INSTITUTIONAL ADVISORS LARGECAP FUND

Board of Trustees

W. Christopher Maxwell, Chairman

William B. Blundin

Nicholas J. Kovich

William C. Martindale, Jr.

Richard E. Ten Haken

Michael R. Walker

Investment Adviser

Institutional Advisors LLC

2201 Ridgewood Road #180

Wyomissing, PA 19610

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8000 Towne Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

UMB Bank , NA

928 Grand Blvd.

Kansas City, MO 64106

Independent Registered Public Accounting Firm
Briggs, Bunting & Dougherty, LLP
1835 Market Street 26th Floor

Philadelphia, PA 19103

Counsel

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, NY 10036

Officers of Institutional Advisors LargeCap Fund

James D. King, President

Karen L. Kleffel, Chief Compliance Officer

Richard A. Lord, Jr., Chief Financial Officer

Michelle H. Debkowski, Secretary

This report is provided for the general information of the shareholders of the Institutional Advisors LargeCap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of March 31, 2009 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s first fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Conestoga Funds

By /s/W. Christopher Maxwell

* W. Christopher Maxwell

   Chairman and Chief Executive Officer

Date June 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/W. Christopher Maxwell

* W. Christopher Maxwell

   Chairman and Chief Executive Officer

Date June 4, 2009

By /s/Robert M. Mitchell

* Robert M. Mitchell

  Treasurer and Chief Financial Officer

Date June 4, 2009

* Print the name and title of each signing officer under his or her signature.